UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2005

INEI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10800	52-0905854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1419 Forest Drive, Suite 209 Annapolis, Maryland	21403-1473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (443) 482-3375

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 7, 2005, the Registrant’s Board of Directors declared a second cash liquidating distribution of fifteen cents ($0.15) per share on its Common Stock and fifteen cents ($0.15) per share on its Class B Common Stock in each case payable on or about May 16, 2005 to the stockholders of record at the close of business on April 29, 2005. A copy of the Registrant’s press release issued April 12, 2005 is attached as Exhibit 99 to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99	Press Release issued April 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INEI Corporation
(Registrant)

Date: April 12, 2005	By:	/s/ Robert F. Hartman
Robert F. Hartman
Vice President, Secretary & Treasurer